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Exhibit 10.2

INTERNATIONAL AERO ENGINES
400 MAIN STREET, M/S 121-10
EAST HARTFORD, CT 06108 USA

                      25 April 2002

JetBlue Airways Corporation
19 Old Kings Highway South, Suite 23
Darien, Connecticut 06820
Attention: Vice President and Treasurer

Subject:	Side letter No. 10 to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation and IAE International Aero Engines AG dated May 4, 1999

Dear Tom:

        We refer to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation ("JetBlue") and IAE International Aero Engines AG ("IAE") dated May 4, 1999 (the "Agreement"). Capitalized terms used herein which are not otherwise defined shall have the same meaning as those given to them in the Agreement.

        This Side Letter No. 10 describes the addition of *** firm V2527-A5 powered A320 Aircraft to the Aircraft committed to by JetBlue under the Agreement prior to this Side Letter (the "*** Aircraft") and provides JetBlue with certain scheduling flexibility with regard to existing Aircraft (such *** Aircraft, together with the existing Aircraft, are hereinafter referred to in this Agreement as the "Aircraft").

        1.    Fleet Expansion Assistance for the *** Aircraft

        a.    IAE agrees to provide JetBlue a fleet expansion credit four each of the *** Aircraft, bearing Rank Numbers *** and *** in the delivery schedule attached as Exhibit B-1, as set forth in Section 2 of Side Letter No.9 to the Agreement, dated December 31, 2001. Such credit shall be provided to JetBlue in accordance with the terms and conditions set forth in the said Section of Side Letter No. 9 to the Agreement.

        b.    IAE also agrees to provide additional *** support to JetBlue with respect to *** Firm First Deal Aircraft, bearing Rank Numbers *** in the delivery schedule attached as Exhibit A-2 hereto (the "*** Third Deal Aircraft"). Such additional support shall be in the form of ***, as calculated pursuant to Section 3 of Side Letter No. 9 to the Agreement, except that such credit shall be *** of each *** Third Deal Aircraft ***, and provided, further, that such credits with respect to the aircraft bearing *** are subject to JetBlue having taken delivery of the aircraft bearing Rank Number ***.

IAE PROPRIETARY INFORMATION

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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        2.    Scheduling Flexibility

        IAE agrees that with respect to the Aircraft ranked number ***, that such aircraft which was previously scheduled for delivery in *** (and bearing previous rank number ***) is now scheduled for delivery with Airbus in ***. IAE hereby agrees to amend the delivery schedule accordingly as set forth in the revised and amended Exhibit B-1 attached hereto.

        Exhibits A-1, A-2 and B-1 to the Contract are removed in their entirety and replaced by new Exhibits A-1, A-2 and B-1 attached hereto.

        Except as expressly amended by this Side Letter No. 10 all provisions of the Contract remain in full force and effect.

Very truly yours, IAE International Aero Engines AG	Agreed to and Accepted on behalf of: JetBlue Airways Corporation
/s/ BRIAN H. PELAN Name	/s/ THOMAS ANDERSON Name
Treasurer Title	Vice President Title
April 25, 2002 Date	April 26, 2002 Date

IAE PROPRIETARY INFORMATION

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2

EXHIBIT A-1

FIRM AIRCRAFT ELIGIBLE FOR APPLICATION OF

***

As of April 2002

Rank No.	Aircraft	Delivery
No. ***	Firm Aircraft	*** 2002
No. ***	Firm Aircraft	*** 2002
No. ***	Firm Aircraft	*** 2002
No. ***	Firm Aircraft	*** 2002
No. ***	Firm Aircraft	*** 2002
No. ***	Firm Aircraft	*** 2002
No. ***	Firm Aircraft	*** 2002
No. ***	Firm Aircraft	*** 2002
No. ***	Firm Aircraft	*** 2002
No. ***	Firm Aircraft	*** 2002
No. ***	Firm Aircraft	*** 2002
No. ***	Firm Aircraft	*** 2003
No. ***	Firm Aircraft	*** 2003
No. ***	Firm Aircraft	*** 2003
No. ***	Firm Aircraft	*** 2003
No. ***	Firm Aircraft	*** 2003
No. ***	Firm Aircraft	*** 2003
No. ***	Firm Aircraft	*** 2003
No. ***	Firm Aircraft	*** 2003
No. ***	Firm Aircraft	*** 2004

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

1

EXHIBIT A-2

FIRM AIRCRAFT ELIGIBLE FOR APPLICATION OF

***

As of April 2002

No. ***	Firm Aircraft	*** 2002
No. ***	Firm Aircraft	*** 2003
No. ***	Firm Aircraft	*** 2003
No. ***	Firm Aircraft	*** 2003

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

2

EXHIBIT B-1

AIRCRAFT DELIVERY SCHEDULES

As of April 2002

Rank No.	Aircraft	Delivery
No. 1	Firm Aircraft	*** 2000
No. 2	Firm Aircraft	*** 2000
No. 3	Firm Aircraft	*** 2000
No. 4	Firm Aircraft	*** 2000
No. 5	Firm Aircraft	*** 2000
No. 6	Firm Aircraft	*** 2000
No. 7	Firm Aircraft	*** 2001
No. 8	Firm Aircraft	*** 2001
No. 9	Firm Aircraft	*** 2001
No. 10	Firm Aircraft	*** 2001
No. 11	Firm Aircraft	*** 2001
No. 12	Firm Aircraft	*** 2001
No. 13	Firm Aircraft	*** 2001
No. 14	Firm Aircraft	*** 2002
No. 15	Firm Aircraft	*** 2002
No. 16	Firm Aircraft	*** 2002
No. 17	Firm Aircraft	*** 2002
No. 18	Firm Aircraft*	*** 2002
No. 19	Firm Aircraft	*** 2002
No. 20	Firm Aircraft	*** 2002
No. 21	Firm Aircraft	*** 2002
No. 22	Firm Aircraft	*** 2002
No. 23	Firm Aircraft**	*** 2002
No. 24	Firm Aircraft	*** 2002
No. 25	Firm Aircraft	*** 2002
No. 26	Firm Aircraft***	*** 2002
No. 27	Firm Aircraft	*** 2002
No. 28	Firm Aircraft**	*** 2002
No. 29	Firm Aircraft	*** 2003
No. 30	Firm Aircraft**	*** 2003
No. 31	Firm Aircraft	*** 2003
No. 32	Firm Aircraft**	*** 2003
No. 33	Firm Aircraft***	*** 2003
No. 34	Firm Aircraft	*** 2003
No. 35	Firm Aircraft**	*** 2003
No. 36	Firm Aircraft	*** 2003
No. 37	Firm Aircraft	*** 2003
No. 38	Firm Aircraft	*** 2003
No. 39	Firm Aircraft	*** 2003
No. 40	Firm Aircraft	*** 2003
No. 41	Firm Aircraft**	*** 2003
No. 42	Firm Aircraft	*** 2004
No. 43	Firm Aircraft**	*** 2004
IAE PROPRIETARY INFORMATION

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

No. 44	Firm Aircraft*	*** 2004
No. 45	Firm Aircraft*	*** 2004
No. 46	Firm Aircraft**	*** 2004
No. 47	Firm Aircraft*	*** 2004
No. 48	Firm Aircraft*	*** 2004
No. 49	Firm Aircraft*	*** 2004
No. 50	Firm Aircraft*	*** 2004
No. 51	Firm Aircraft*	*** 2004
No. 52	Firm Aircraft*	*** 2004
No. 53	Firm Aircraft*	*** 2004
No. 54	Firm Aircraft*	*** 2004
No. 55	Firm Aircraft*	*** 2005
No. 56	Firm Aircraft*	*** 2005
No. 57	Firm Aircraft*	*** 2005
No. 58	Firm Aircraft*	*** 2005
No. 59	Firm Aircraft*	*** 2005
No. 60	Firm Aircraft*	*** 2005
No. 61	Firm Aircraft*	*** 2005
No. 62	Firm Aircraft*	*** 2005
No. 63	Firm Aircraft*	*** 2005
No. 64	Firm Aircraft*	*** 2005
No. 65	Firm Aircraft**	*** 2005
No. 66	Firm Aircraft**	*** 2005
No. 67	Firm Aircraft*	*** 2006
No. 68	Firm Aircraft*	*** 2006
No. 69	Firm Aircraft*	*** 2006
No. 70	Firm Aircraft*	*** 2006
No. 71	Firm Aircraft*	*** 2006
No. 72	Firm Aircraft*	*** 2007
No. 73	Firm Aircraft*	*** 2007
No. 74	Firm Aircraft*	*** 2007
No. 75	Firm Aircraft*	*** 2007
No. 76	Firm Aircraft*	*** 2007

***

IAE PROPRIETARY INFORMATION

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Option Aircraft
No. 77	Option Aircraft	*** 2004
No. 78	Option Aircraft	*** 2005
No. 79	Option Aircraft	*** 2005
No. 80	Option Aircraft	*** 2006
No. 81	Option Aircraft	*** 2006
No. 82	Option Aircraft	*** 2006
No. 83	Option Aircraft	*** 2006
No. 84	Option Aircraft	*** 2006
No. 85	Option Aircraft	*** 2006
No. 86	Option Aircraft	*** 2006
No. 87	Option Aircraft	*** 2007
No. 88	Option Aircraft	*** 2007
No. 89	Option Aircraft	*** 2007
No. 90	Option Aircraft	*** 2007
No. 91	Option Aircraft	*** 2007
No. 92	Option Aircraft	*** 2007
No. 93	Option Aircraft	*** 2007
No. 94	Option Aircraft	*** 2008
No. 95	Option Aircraft	*** 2008
No. 96	Option Aircraft	*** 2008
No. 97	Option Aircraft	*** 2008
No. 98	Option Aircraft	*** 2008
No. 99	Option Aircraft	*** 2008
No. 100	Option Aircraft	*** 2008
No. 101	Option Aircraft	*** 2008
No. 102	Option Aircraft	*** 2008
No. 103	Option Aircraft	*** 2008
No. 104	Option Aircraft	*** 2009

        Under the terms of its purchase agreement with Airbus for the Aircraft, JetBlue has the right to receive delivery positions for Purchase Right Aircraft (also referred to as Reserve Option Aircraft hereunder) equal to the number of Option Aircraft as to which JetBlue has exercised its option purchase rights. Airbus has granted JetBlue conversion rights for each of the *** Option Aircraft and Purchase Right Aircraft (also referred to as Reserve Option Aircraft hereunder) from A320 Aircraft to the A321-200 or A319 aircraft type on *** notice to Airbus. *** are specified for delivery of these Purchase Right Aircraft (also referred to as Reserve Option Aircraft hereunder). Such delivery dates will be determined at the time options are exercised by JetBlue.

Leased Aircraft

Year	Number	Delivery Period
1999	1	(1) ***
2000	3	(1) ***, (1) ***, (1) ***
2001	4	(1) ***, (2) ***, (1) ***
2003	1	(1) ***
TOTAL	9	All but the last of the leased aircraft have been delivered

IAE PROPRIETARY INFORMATION

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

QuickLinks

  Exhibit 10.2
EXHIBIT A-1 FIRM AIRCRAFT ELIGIBLE FOR APPLICATION OF *** As of April 2002
EXHIBIT A-2 FIRM AIRCRAFT ELIGIBLE FOR APPLICATION OF *** As of April 2002
EXHIBIT B-1
  Leased Aircraft